EXHIBIT 10.60


                                                                    2308-97/1179

                          SHARE PURCHASE- SALE CONTRACT

         By and between the undersigned VICTOR ATTIA CATTAN, a male businessman of legal age, a resident of this city, Panamanian, bearer of personal identification card No. 3-40-152, acting in his own name and representation, who shall hereinafter be referred to as SELLER, party of the first part; and DANIEL HOMSANY GATENO, male Panamanian of legal age, a businessman, a resident of this city and bearer of personal identification card No. 8-255-185, acting on behalf and in representation of EZCONY TRADING CORPORATION, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 093213, Roll 9061, Image 0025 of the Mercantile Microfilm Section of the Public Registry, authorized for this act, as evidenced in the minutes of the competent corporate body of said company, who shall hereinafter be referred to as BUYER, party of the second part, it has been agreed to enter into a Share Purchase-Sale Contract, which shall be governed by the following:

                                    CLAUSES:

FIRST:  SELLER states and warrants to BUYER:

1. That he is the sole and legitimate owner of TEN (10) common shares with a par value of ONE THOUSAND DOLLARS (US$1,000) each, which comprise the entire capital stock of Distribuidora Versalles, S.A. (hereinafter THE COMPANY).

2. That the shares referred to in item one (1) above are fully paid-in and issued and that there is no encumbrance or charge over them.

3. That SELLER has free availability of the shares and there is no legal, conventional, statutory, judicial or other restriction affecting the free disposal of same.

4. That at this date there is no lawsuit, legal proceeding or trial against THE COMPANY which has been duly notified to it, initiated by third parties or any other public officials or entities, that could in any way adversely affect the business affairs, assets or financial position of THE COMPANY and that, to the best of its knowledge, there is moreover no threat of possible lawsuits or claims against it by third parties.

SECOND: SELLER hereby undertakes to sell and transfer to BUYER one hundred per cent (100%) of THE COMPANY'S shares, represented by ten Share Certificates from number one (1) to number ten (10), containing one share each, with a par value of one thousand dollars (US$1,000) each (hereinafter THE SHARES).

Transfer of THE SHARES shall be effected once SELLER complies with the conditions contained in Clause Ninth of this Agreement and within the period therein stipulated, and BUYER complies with its obligations and with payment of THE SHARES, pursuant to the same Clause Ninth. Once this Clause has been complied with, SELLER shall deliver to BUYER the respective, duly endorsed share certificates.

Likewise, the parties agree that transfer of THE SHARES shall be done with no reservations and will include any rights SELLER may have over the capital of THE COMPANY, with no reservations or limitations whatsoever.

THIRD: SELLER states that Centauro Internacional, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 269150, Roll 37832 and Image 0046, is the holder of credit obligations originally established in favor of Banco Continental de Panama, S.A. by the company, ALMACENADORA LAFA, S.A., through Public Writ No. 1770 of April 10, 1995, and which were later assigned to Centauro Internacional, S.A. through Public Writ No. 3872 of August 1, 1995.

FOURTH: SELLER states that THE COMPANY is the owner of Real Estate Property No. 12449, registered on Roll 16873, Entry 1, Document 1, of the Property Section, Colon Province and that at the date of signing this agreement, said real estate is encumbered by mortgage and antichresis in favor of Banco Continental de Panama, S.A., for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations mentioned in Clause Third.

FIFTH: SELLER states that Bridgeocean Inc., S.A. company owns Real Estate Property No. 12460, registered on Roll 16890, Entry 1, Document 4; that Ocean Pavillion Corp., S.A. company owns Real Estate Property 12452, registered on Roll 16873, Entry 1, Document 2 and that Centauro Internacional, S.A. company owns Real Estate Property 12459, registered on Roll 16890, Entry 1, Document 3, all in the Property Section of Colon Province.

Likewise, SELLER states that all real estate mentioned in this Clause are encumbered with mortgage and antichresis in favor of Banco Continental de Panama, S.A. for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations contained in Clause Third.

SIXTH: SELLER states that, on July 20, 1994, THE COMPANY entered into a Lease Agreement for Lot No. 458 with the Colon Free Zone and BUYER hereby accepts transfer of all rights and obligations contained in said Agreement.

SEVENTH: SELLER states that except for the provisions of clauses Fourth and Sixth of this Agreement, THE COMPANY shall be free of all liabilities pending payment. The parties also state that any liabilities or obligations THE COMPANY may have arising from events or omissions prior to the signing of this Agreement shall be assumed by SELLER.

EIGHTH: BUYER shall receive the duly endorsed Share Certificates referred to in Clause Second of this Agreement for the overall price of TWO HUNDRED THOUSAND DOLLARS (US$200,000), legal tender of the United States of America, at the rate of TWENTY THOUSAND DOLLARS (US$20,000), legal tender of the United States of America, per share, after the conditions set out in Clause Ninth are complied with.

NINTH: BUYER shall be under the obligation to pay SELLER the sum stated in the preceding Clause, once the mortgage and antichresis are removed from Farm 12459, registered in Roll 16890, Entry 1, Document 3, property of Centauro Internacional, S.A.; once the mortgage and antichresis are removed from Real Estate Property 12449, registered in Roll 16873, Entry 1, Document 1, property of THE COMPANY; once the mortgage and antichresis are removed from Real Estate Property 12460, registered in Roll 16890, Entry 1, Document 4, property of Bridgeocean Inc., S.A.; once the mortgage and antichresis are removed from Real Estate Property 12452, registered in Roll 16873, Entry 1, Document 2, property of Ocean Pavillion Corp., S.A., all from the Property Section of Colon Province; once any other encumbrances or limitations to control of title are removed over said real estate, all of which are obligations for the account of SELLER, and once the first mortgage and antichresis on the aforementioned Real Estate are registered by BUYER in favor of Banco Exterior, by virtue of the mortgage loan which this banking institution shall grant to BUYER. The necessary steps and registration of this latter loan are part of the obligations of BUYER.

BUYER shall have until September thirtieth (30), 1997, to comply with its obligations according to this Clause. Thirty (30) days after the date on which SELLER fulfilled its commitments, the obligations provided in this Clause for BUYER shall become enforceable.

Upon signing this Agreement, BUYER delivers to SELLER and the latter acknowledges receipt to its full satisfaction an irrevocable promise of payment by Banco Exterior in favor of SELLER in the amount of ONE HUNDRED AND FIFTY THOUSAND DOLLARS (US$150,000), which is legal tender of the United States of America, which shall remain valid at least until October thirtieth (30) of this year and which will be subject to the removal of mortgage and antichresis that encumber the real estate property mentioned in the first paragraph of this Clause in favor of Banco Continental de Panama, S.A., the removal of any other encumbrances or limitations to control of title that may encumber said real estate property and the subsequent registration of the respective mortgages and antichresis of these real estate properties in favor of Banco Exterior.

The remaining FIFTY THOUSAND DOLLARS (US$50,000), legal tender of the United States of America, shall be paid directly by BUYER to SELLER, once the conditions of the preceding paragraph have been met.

TENTH: BUYER recognizes that THE COMPANY is the potential beneficiary of the acknowledgement of credit from the Colon Free Zone, for the costs incurred in developing infrastructure in this international trade area (streets, sidewalks, drainage, sanitation and rainwater systems, sewage and street lighting).

BUYER undertakes to pay Cohen and Attia Internaconal (sic) S.A. company the amount of TWENTY-NINE THOUSAND TWO HUNDRED DOLLARS (US$29,200), legal tender of the United States of America, after the Administration of the Colon Free Zone agrees to enter into a Lease-Back Agreement with THE COMPANY, after the Agreement enters into effect and after the benefit of the credit can be deducted from THE COMPANY's rental payment to the Colon Free Zone by virtue of the Lease Agreement for the Lot referred to in Clause Sixth of this Agreement, or by virtue of any other lease Agreement entered into in future by THE COMPANY and the Colon Free Zone.

The obligation to carry out all administrative steps to obtain the Lease-Back Agreement from the Administration of the Colon Free Zone pertains to SELLER, who shall act on behalf of THE COMPANY in this effort. Notwithstanding this, BUYER shall cooperate in every way to comply with this objective.

If for any reason not due to causes attributable to BUYER, the Administration of the Colon Free Zone fails to grant the Lease-Back Agreement to THE COMPANY, the latter may act against SELLER to recover the sums owing THE COMPANY by the Administration of the Colon Free Zone.

Immediately upon SELLER's payment to BUYER of the full amount mentioned in the preceding paragraph, it may initiate the claim or claims it deems advisable on behalf of THE COMPANY to obtain the Lease-Back Agreement from the Colon Free Zone.

ELEVENTH: SELLER delivers to BUYER and the latter acknowledges receipt to its satisfaction of the following documents:

a.       Public Writ No. 206 of January 15, 1993.
b.       Public Writ No. 29 of January 11, 1996.
c.       Public Writ No. 858 of December 20, 1994.
d.       Stock Register of Distribuidora Versalles, S.A.
e.       Minute Book of Distribuidora Versalles, S.A.
f.       Lease Agreement for Lot No. 458, entered into with the Colon Free Zone.

TWELFTH:  SELLER states and warrants to BUYER, as follows:

1. That as evidenced in the Public Registry, Microfilm Section (Commercial), File 269174, Roll 37834, Image 0002, THE COMPANY has been duly registered.

2. That THE COMPANY has capital stock of ten (10) shares with a par value of ONE THOUSAND DOLLARS (US$1,000), legal tender of the United States of America, each.

3. That the whole of THE COMPANY's capital is composed of ten (10) certificates pertaining to one (1) share each, identified with numbers from one (1) to ten (10), which account for one hundred per cent (100%) of shares authorized, issued and outstanding, all of which belong to SELLER.

4. That THE SHARES have been duly issued and are the exclusive property of SELLER.

5. That SELLER may freely dispose of THE SHARES and that same are free of any encumbrance and charge.

6. That THE SHARES have not been issued in violation of the rights of other shareholders or third parties.

7. That no options of any kind exist or have been conferred by assignors, nor warranties, agreements, requirements, commitments or suits pending of any kind in which SELLER is involved, that may in any way have restricted the transfer of THE SHARES or which may in any way affect them. It likewise warrants that no obligations exist in THE COMPANY that are convertible into shares.

8. That the transfer of THE SHARES comprises the dividends earned and not distributed.

9. That no lawsuit or claim exists or is expected, nor any other manner of judicial or administrative action against THE COMPANY for events or omissions occurring prior to the signing of this Agreement.

10. THE COMPANY's accounting records and Financial Statements reflect the current economic situation of THE COMPANY.

11. That all information given by SELLER to BUYER in relation to THE COMPANY is true, correct, accurate and faithful.

THIRTEENTH: In the event that any of the statements or warranties contained in clauses First, Sixth, Seventh or Twelfth of this Agreement, SELLER shall answer to BUYER, in line with the provisions which follow:

1. BUYER shall notify SELLER in writing of any fact it may learn of and as a result of which any statements or warranties made in the aforementioned clauses are or may be inaccurate, as well as any court or out-of-court claim formulated against THE COMPANY, which refers to the warranties or statements in question or is based on events or omissions occurring prior to the signing of this Agreement.

2. Within the fifteen (15) days following receipt of notice as described in the preceding clause, SELLER may determine whether the claim in question is valid or unfounded. If SELLER does not transmit to BUYER in writing and in a timely fashion, its opinion on the validity of a given claim, BUYER shall assume that same is valid and if it deems it advisable, shall pay and attempt to recover payment from SELLER.

3. Assuming that SELLER feels that the claim referred to in the preceding clause has no merits, SELLER shall notify THE COMPANY in writing so that it may refrain from paying the obligation in question. In this case, BUYER shall cause THE COMPANY to grant to SELLER or a person designated by the latter the necessary powers and attributes so that SELLER may, at its own expense and on behalf of its principal, put in a defense against the claim and assert the exceptions or arguments which it may consider appropriate.

4. SELLER shall compensate THE COMPANY for any damages caused to it by virtue of inaccuracy in the statements or warranties mentioned in this clause, as well as for judicial or out-of-court claims made against THE COMPANY, based on such statements or warranties, and those based on events or omissions occurring prior to the signing of this Agreement.

FOURTEENTH: Each party shall cover its lawyers' fees. Notarial and other costs incurred in order to formalize the Agreement shall be for the account of BUYER.

FIFTEENTH: The parties agree that any differences or disputes that may arise between them in relation to compliance, application, interpretation or termination of this Agreement shall be resolved by means of arbitration according to the rules set out in the Judicial Code of the Republic of Panama.

SIXTEENTH: Any notice given by one party to the other in relation to this Agreement shall be given in writing to the following addresses:

TO BUYER: Apartado Postal 3247, Zona Libre de Colon, Republica de Panama.
Telephone: 441-6566. Telefax: 441-1860.
TO SELLER: Apartado Postal 4060, Zona Libre de Colon, Republica de Panama.
Telephone: 445-3100. Telefax: 441-4238.

IN WITNESS OF FULL AGREEMENT WITH ALL OF THE ABOVE, both parties sign this agreement in two identical copies, in Panama City, on the second (2) day of the month of September, nineteen hundred and ninety-seven (1997).

SELLER                                               BUYER
(signed)                                             (signed)
VICTOR ATTIA CATTAN                                  EZCONY TRADING CORPORATION
Identity Card 3-40-152.                              Daniel Homsany Gateno
                                                     Identity Card 8-255-185

NOEMI MORENO ALBA, Notary Public, Tenth Circuit, Panama, Identity Card 7-37-78, DOES HEREBY CERTIFY: that the signatures of VICTOR ATTIA CATTAN and DANIEL HOMSANY GATENO have been recognized as their own by the parties signing this document; consequently, they are genuine signatures.
Panama, September 3, 1997.
(There are two illegible signatures described as): Witness, Witness.
(signed, illegible) NOEMI MORENO ALBA, Tenth Notary Public.

                                                                    2308-97/1180

                          SHARE PURCHASE- SALE CONTRACT

         By and between the undersigned VICTOR ATTIA CATTAN, a male businessman of legal age, a resident of this city, Panamanian, bearer of personal identification card No. 3-40-152, acting in his own name and representation, who shall hereinafter be referred to as SELLER, party of the first part; and DANIEL HOMSANY GATENO, male Panamanian of legal age, a businessman, a resident of this city and bearer of personal identification card No. 8-255-185, acting on behalf and in representation of EZCONY TRADING CORPORATION, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 093213, Roll 9061, Image 0025 of the Mercantile Microfilm Section of the Public Registry, authorized for this act, as evidenced in the minutes of the competent corporate body of said company, who shall hereinafter be referred to as BUYER, party of the second part, it has been agreed to enter into a Share Purchase-Sale Contract, which shall be governed by the following:

                                    CLAUSES:

FIRST:  SELLER states and warrants to BUYER:

1. That he is the sole and legitimate owner of TEN (10) common shares with a par value of ONE THOUSAND DOLLARS (US$1,000) each, which comprise the entire capital stock of Bridgeocean Inc., S.A. (hereinafter THE COMPANY).

2. That the shares referred to in item one (1) above are fully paid-in and issued and that there is no encumbrance or charge over them.

3. That SELLER has free availability of the shares and there is no legal, conventional, statutory, judicial or other restriction affecting the free disposal of same.

4. That at this date there is no lawsuit, legal proceeding or trial against THE COMPANY which has been duly notified to it, initiated by third parties or any other public officials or entities, that could in any way adversely affect the business affairs, assets or financial position of THE COMPANY and that, to the best of its knowledge, there is moreover no threat of possible lawsuits or claims against it by third parties.

SECOND: SELLER hereby undertakes to sell and transfer to BUYER one hundred per cent (100%) of THE COMPANY'S shares, represented by ten Share Certificates from number one (1) to number ten (10), containing one share each, with a par value of one thousand dollars (US$1,000) each (hereinafter THE SHARES).

Transfer of THE SHARES shall be effected once SELLER complies with the conditions contained in Clause Ninth of this Agreement and within the period therein stipulated, and BUYER complies with its obligations and with payment of THE SHARES, pursuant to the same Clause Ninth. Once this Clause has been complied with, SELLER shall deliver to BUYER the respective, duly endorsed share certificates.

Likewise, the parties agree that transfer of THE SHARES shall be done with no reservations and will include any rights SELLER may have over the capital of THE COMPANY, with no reservations or limitations whatsoever.

THIRD: SELLER states that Centauro Internacional, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 269150, Roll 37832 and Image 0046, is the holder of credit obligations originally established in favor of Banco Continental de Panama, S.A. by the company, ALMACENADORA LAFA, S.A., through Public Writ No. 1770 of April 10, 1995, and which were later assigned to Centauro Internacional, S.A. through Public Writ No. 3872 of August 1, 1995.

FOURTH: SELLER states that THE COMPANY is the owner of Real Estate Property No. 12460, registered on Roll 16890, Entry 1, Document 4, of the Property Section, Colon Province and that at the date of signing this agreement, said real estate is encumbered by mortgage and antichresis in favor of Banco Continental de Panama, S.A., for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations mentioned in Clause Third.

FIFTH: SELLER states that Distribuidora Versailles, S.A. company owns Real Estate Property No. 12449, registered on Roll 16873, Entry 1, Document 1; that Ocean Pavillion Corp., S.A. company owns Real Estate Property 12452, registered on Roll 16873, Entry 1, Document 2 and that Centauro Internacional, S.A. company owns Real Estate Property 12459, registered on Roll 16890, Entry 1, Document 3, all in the Property Section of Colon Province.

Likewise, SELLER states that all real estate mentioned in this Clause are encumbered with mortgage and antichresis in favor of Banco Continental de Panama, S.A. for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations contained in Clause Third.

SIXTH: SELLER states that, on July 20, 1994, THE COMPANY entered into a Lease Agreement for Lot No. 462 with the Colon Free Zone and BUYER hereby accepts transfer of all rights and obligations contained in said Agreement.

SEVENTH: SELLER states that except for the provisions of clauses Fourth and Sixth of this Agreement, THE COMPANY shall be free of all liabilities pending payment. The parties also state that any liabilities or obligations THE COMPANY may have arising from events or omissions prior to the signing of this Agreement shall be assumed by SELLER.

EIGHTH: BUYER shall receive the duly endorsed Share Certificates referred to in Clause Second of this Agreement for the overall price of TWO HUNDRED THOUSAND DOLLARS (US$200,000), legal tender of the United States of America, at the rate of TWENTY THOUSAND DOLLARS (US$20,000), legal tender of the United States of America, per share, after the conditions set out in Clause Ninth are complied with.

NINTH: BUYER shall be under the obligation to pay SELLER the sum stated in the preceding Clause, once the mortgage and antichresis are removed from Farm 12459, registered in Roll 16890, Entry 1, Document 3, property of Centauro Internacional, S.A.; once the mortgage and antichresis are removed from Real Estate Property 12449, registered in Roll 16873, Entry 1, Document 1, property of Distribuidora Versailles, S.A.; once the mortgage and antichresis are removed from Real Estate Property 12460, registered in Roll 16890, Entry 1, Document 4, property of THE COMPANY; once the mortgage and antichresis are removed from Real Estate Property 12452, registered in Roll 16873, Entry 1, Document 2, property of Ocean Pavillion Corp., S.A., all from the Property Section of Colon Province; once any other encumbrances or limitations to control of title are removed over said real estate, all of which are obligations for the account of SELLER, and once the first mortgage and antichresis on the aforementioned Real Estate are registered by BUYER in favor of Banco Exterior, by virtue of the mortgage loan which this banking institution shall grant to BUYER. The necessary steps and registration of this latter loan are part of the obligations of BUYER.

BUYER shall have until September thirtieth (30), 1997, to comply with its obligations according to this Clause. Thirty (30) days after the date on which SELLER fulfilled its commitments, the obligations provided in this Clause for BUYER shall become enforceable.

Upon signing this Agreement, BUYER delivers to SELLER and the latter acknowledges receipt to its full satisfaction an irrevocable promise of payment by Banco Exterior in favor of SELLER in the amount of ONE HUNDRED AND FIFTY THOUSAND DOLLARS (US$150,000), which is legal tender of the United States of America, which shall remain valid at least until October thirtieth (30) of this year and which will be subject to the removal of mortgage and antichresis that encumber the real estate property mentioned in the first paragraph of this Clause in favor of Banco Continental de Panama, S.A., the removal of any other encumbrances or limitations to control of title that may encumber said real estate property and the subsequent registration of the respective mortgages and antichresis of these real estate properties in favor of Banco Exterior.

The remaining FIFTY THOUSAND DOLLARS (US$50,000), legal tender of the United States of America, shall be paid directly by BUYER to SELLER, once the conditions of the preceding paragraph have been met.

TENTH: BUYER recognizes that THE COMPANY is the potential beneficiary of the acknowledgement of credit from the Colon Free Zone, for the costs incurred in developing infrastructure in this international trade area (streets, sidewalks, drainage, sanitation and rainwater systems, sewage and street lighting).

BUYER undertakes to pay Cohen and Attia Internaconal (sic) S.A. company the amount of TWENTY-NINE THOUSAND TWO HUNDRED DOLLARS (US$29,200), legal tender of the United States of America, after the Administration of the Colon Free Zone agrees to enter into a Lease-Back Agreement with THE COMPANY, after the Agreement enters into effect and after the benefit of the credit can be deducted from THE COMPANY's rental payment to the Colon Free Zone by virtue of the Lease Agreement for the Lot referred to in Clause Sixth of this Agreement, or by virtue of any other lease Agreement entered into in future by THE COMPANY and the Colon Free Zone.

The obligation to carry out all administrative steps to obtain the Lease-Back Agreement from the Administration of the Colon Free Zone pertains to SELLER, who shall act on behalf of THE COMPANY in this effort. Notwithstanding this, BUYER shall cooperate in every way to comply with this objective.

If for any reason not due to causes attributable to BUYER, the Administration of the Colon Free Zone fails to grant the Lease-Back Agreement to THE COMPANY, the latter may act against SELLER to recover the sums owing THE COMPANY by the Administration of the Colon Free Zone.

Immediately upon SELLER's payment to BUYER of the full amount mentioned in the preceding paragraph, it may initiate the claim or claims it deems advisable on behalf of THE COMPANY to obtain the Lease-Back Agreement from the Colon Free Zone.

ELEVENTH: SELLER delivers to BUYER and the latter acknowledges receipt to its satisfaction of the following documents:

a.       Public Writ No. 209 of January 15, 1993.
b.       Public Writ No. 28 of January 11, 1996.
c.       Public Writ No. 857 of December 20, 1994.
d.       Stock Register of Bridgeocean Inc. S.A.
e.       Minute Book of Bridgeocean Inc. S.A.
f.       Lease Agreement for Lot No. 462, entered into with the Colon Free Zone.

TWELFTH:  SELLER states and warrants to BUYER, as follows:

1. That as evidenced in the Public Registry, Microfilm Section (Commercial), File 269129, Roll 37831, Image 0002, THE COMPANY has been duly registered.

2. That THE COMPANY has capital stock of ten (10) shares with a par value of ONE THOUSAND DOLLARS (US$1,000), legal tender of the United States of America, each.

3. That the whole of THE COMPANY's capital is composed of ten (10) certificates pertaining to one (1) share each, identified with numbers from one (1) to ten (10), which account for one hundred per cent (100%) of shares authorized, issued and outstanding, all of which belong to SELLER.

4. That THE SHARES have been duly issued and are the exclusive property of SELLER.

5. That SELLER may freely dispose of THE SHARES and that same are free of any encumbrance and charge.

6. That THE SHARES have not been issued in violation of the rights of other shareholders or third parties.

7. That no options of any kind exist or have been conferred by assignors, nor warranties, agreements, requirements, commitments or suits pending of any kind in which SELLER is involved, that may in any way have restricted the transfer of THE SHARES or which may in any way affect them. It likewise warrants that no obligations exist in THE COMPANY that are convertible into shares.

8. That the transfer of THE SHARES comprises the dividends earned and not distributed.

9. That no lawsuit or claim exists or is expected, nor any other manner of judicial or administrative action against THE COMPANY for events or omissions occurring prior to the signing of this Agreement.

10. THE COMPANY's accounting records and Financial Statements reflect the current economic situation of THE COMPANY.

11. That all information given by SELLER to BUYER in relation to THE COMPANY is true, correct, accurate and faithful.

THIRTEENTH: In the event that any of the statements or warranties contained in clauses First, Sixth, Seventh or Twelfth of this Agreement, SELLER shall answer to BUYER, in line with the provisions which follow:

1. BUYER shall notify SELLER in writing of any fact it may learn of and as a result of which any statements or warranties made in the aforementioned clauses are or may be inaccurate, as well as any court or out-of-court claim formulated against THE COMPANY, which refers to the warranties or statements in question or is based on events or omissions occurring prior to the signing of this Agreement.

2. Within the fifteen (15) days following receipt of notice as described in the preceding clause, SELLER may determine whether the claim in question is valid or unfounded. If SELLER does not transmit to BUYER in writing and in a timely fashion, its opinion on the validity of a given claim, BUYER shall assume that same is valid and if it deems it advisable, shall pay and attempt to recover payment from SELLER.

3. Assuming that SELLER feels that the claim referred to in the preceding clause has no merits, SELLER shall notify THE COMPANY in writing so that it may refrain from paying the obligation in question. In this case, BUYER shall cause THE COMPANY to grant to SELLER or a person designated by the latter the necessary powers and attributes so that SELLER may, at its own expense and on behalf of its principal, put in a defense against the claim and assert the exceptions or arguments which it may consider appropriate.

4. SELLER shall compensate THE COMPANY for any damages caused to it by virtue of inaccuracy in the statements or warranties mentioned in this clause, as well as for judicial or out-of-court claims made against THE COMPANY, based on such statements or warranties, and those based on events or omissions occurring prior to the signing of this Agreement.

FOURTEENTH: Each party shall cover its lawyers' fees. Notarial and other costs incurred in order to formalize the Agreement shall be for the account of BUYER.

FIFTEENTH: The parties agree that any differences or disputes that may arise between them in relation to compliance, application, interpretation or termination of this Agreement shall be resolved by means of arbitration according to the rules set out in the Judicial Code of the Republic of Panama.

SIXTEENTH: Any notice given by one party to the other in relation to this Agreement shall be given in writing to the following addresses:

TO BUYER: Apartado Postal 3247, Zona Libre de Colon, Republica de Panama.
Telephone: 441-6566. Telefax: 441-1860.

TO SELLER: Apartado Postal 4060, Zona Libre de Colon, Republica de Panama.
Telephone: 445-3100. Telefax: 441-4238.

IN WITNESS OF FULL AGREEMENT WITH ALL OF THE ABOVE, both parties sign this agreement in two identical copies, in Panama City, on the second (2) day of the month of September, nineteen hundred and ninety-seven (1997).

SELLER                                               BUYER
(signed)                                             (signed)
VICTOR ATTIA CATTAN                                  EZCONY TRADING CORPORATION
Identity Card 3-40-152.                              Daniel Homsany Gateno
                                                     Identity Card 8-255-185

NOEMI MORENO ALBA, Notary Public, Tenth Circuit, Panama, Identity Card 7-37-78, DOES HEREBY CERTIFY: that the signatures of VICTOR ATTIA CATTAN and DANIEL HOMSANY GATENO have been recognized as their own by the parties signing this document; consequently, they are genuine signatures.
Panama, September 3, 1997.
(There are two illegible signatures described as): Witness, Witness.
(signed, illegible) NOEMI MORENO ALBA, Tenth Notary Public.

                                                                    2308-97/1181

                          SHARE PURCHASE- SALE CONTRACT

         By and between the undersigned VICTOR ATTIA CATTAN, a male businessman of legal age, a resident of this city, Panamanian, bearer of personal identification card No. 3-40-152, acting in his own name and representation, who shall hereinafter be referred to as SELLER, party of the first part; and DANIEL HOMSANY GATENO, male Panamanian of legal age, a businessman, a resident of this city and bearer of personal identification card No. 8-255-185, acting on behalf and in representation of EZCONY TRADING CORPORATION, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 093213, Roll 9061, Image 0025 of the Mercantile Microfilm Section of the Public Registry, authorized for this act, as evidenced in the minutes of the competent corporate body of said company, who shall hereinafter be referred to as BUYER, party of the second part, it has been agreed to enter into a Share Purchase-Sale Contract, which shall be governed by the following:

                                    CLAUSES:

FIRST:  SELLER states and warrants to BUYER:

1. That he is the sole and legitimate owner of TEN (10) common shares with a par value of ONE THOUSAND DOLLARS (US$1,000) each, which comprise the entire capital stock of Centauro Internacional, S.A. (hereinafter THE COMPANY).

2. That the shares referred to in item one (1) above are fully paid-in and issued and that there is no encumbrance or charge over them.

3. That SELLER has free availability of the shares and there is no legal, conventional, statutory, judicial or other restriction affecting the free disposal of same.

4. That at this date there is no lawsuit, legal proceeding or trial against THE COMPANY which has been duly notified to it, initiated by third parties or any other public officials or entities, that could in any way adversely affect the business affairs, assets or financial position of THE COMPANY and that, to the best of its knowledge, there is moreover no threat of possible lawsuits or claims against it by third parties.

SECOND: SELLER hereby undertakes to sell and transfer to BUYER one hundred per cent (100%) of THE COMPANY'S shares, represented by ten Share Certificates from number one (1) to number ten (10), containing one share each, with a par value of one thousand dollars (US$1,000) each (hereinafter THE SHARES).

Transfer of THE SHARES shall be effected once SELLER complies with the conditions contained in Clause Ninth of this Agreement and within the period therein stipulated, and BUYER complies with its obligations and with payment of THE SHARES, pursuant to the same Clause Ninth. Once this Clause has been complied with, SELLER shall deliver to BUYER the respective, duly endorsed share certificates.

Likewise, the parties agree that transfer of THE SHARES shall be done with no reservations and will include any rights SELLER may have over the capital of THE COMPANY, with no reservations or limitations whatsoever.

THIRD: SELLER states that THE COMPANY is the holder of credit obligations originally established in favor of Banco Continental de Panama, S.A. by the company, ALMACENADORA LAFA, S.A., through Public Writ No. 1770 of April 10, 1995, and which were later assigned to THE COMPANY through Public Writ No. 3872 of August 1, 1995.

FOURTH: SELLER states that THE COMPANY is the owner of Real Estate Property No. 12459, registered on Roll 16890, Entry 1, Document 3, of the Property Section,

Colon Province and that at the date of signing this agreement, said real estate is encumbered by mortgage and antichresis in favor of Banco Continental de Panama, S.A., for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations mentioned in Clause Third.

FIFTH: SELLER states that Distribuidora Versalles, S.A. company owns Real Estate Property No. 12449, registered on Roll 16873, Entry 1, Document 1; that Bridgeocean Inc. company owns Real Estate Property 12460, registered on Roll 16890, Entry 1, Document 4, and that Ocean Pavillion Corp., S.A. company owns Real Estate Property 12452, registered on Roll 16873, Entry 1, Document 2, all in the Property Section of Colon Province.

Likewise, SELLER states that all real estate mentioned in this Clause are encumbered with mortgage and antichresis in favor of Banco Continental de Panama, S.A. for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations contained in Clause Third.

SIXTH: SELLER states that, on July 20, 1994, THE COMPANY entered into a Lease Agreement for Lot No. 463 with the Colon Free Zone and BUYER hereby accepts transfer of all rights and obligations contained in said Agreement.

SEVENTH: SELLER states that except for the provisions of clauses Third, Fourth and Sixth of this Agreement, THE COMPANY shall be free of all liabilities pending payment. The parties also state that any liabilities or obligations THE COMPANY may have arising from events or omissions prior to the signing of this Agreement shall be assumed by SELLER.

EIGHTH: BUYER shall receive the duly endorsed Share Certificates referred to in Clause Second of this Agreement for the overall price of ONE MILLION ONE HUNDRED THOUSAND DOLLARS (US$1,100,000), legal tender of the United States of America, at the rate of ONE HUNDRED AND TEN THOUSAND DOLLARS (US$110,000), legal tender of the United States of America, per share, after the conditions set out in Clause Ninth are complied with.

NINTH: BUYER shall be under the obligation to pay SELLER the sum stated in the preceding Clause, once the mortgage and antichresis are removed from Farm 12459, registered in Roll 16890, Entry 1, Document 3, property of Centauro Internacional, S.A. company; once the mortgage and antichresis are removed from Real Estate Property 12449, registered in Roll 16873, Entry 1, Document 1, property of Distribuidora Versalles S.A. company; once the mortgage and antichresis are removed from Real Estate Property 12460, registered in Roll 16890, Entry 1, Document 4, property of Bridgeocean Inc., S.A. company; once the mortgage and antichresis are removed from Real Estate Property 12452, registered in Roll 16873, Entry 1, Document 2, property of Ocean Pavillion Corp., S.A. company, all from the Property Section of Colon Province; once any other encumbrances or limitations to control of title are removed over said real estate, all of which are obligations for the account of SELLER, and once the first mortgage and antichresis on the aforementioned Real Estate are registered by BUYER in favor of Banco Exterior, by virtue of the mortgage loan which this banking institution shall grant to BUYER. The necessary steps and registration of this latter loan are part of the obligations of BUYER.

BUYER shall have until September thirtieth (30), 1997, to comply with its obligations according to this Clause. Thirty (30) days after the date on which SELLER fulfilled its commitments, the obligations provided in this Clause for BUYER shall become enforceable.

Upon signing this Agreement, BUYER delivers to SELLER and the latter acknowledges receipt to its full satisfaction an irrevocable promise of payment by Banco Exterior in favor of SELLER in the amount of ONE HUNDRED AND FIFTY THOUSAND DOLLARS (US$150,000.00), which is legal tender of the United States of America, which shall remain valid at least until October thirtieth (30) of this year and which will be subject to the removal of mortgage and antichresis that encumber the real estate property mentioned in the first paragraph of this Clause in favor of Banco Continental de Panama, S.A., the removal of any other encumbrances or limitations to control of title that may encumber said real estate property and the subsequent registration of the respective mortgages and antichresis of these real estate properties in favor of Banco Exterior.

Upon signing this Agreement, BUYER delivers to SELLER and the latter acknowledges receipt to its full satisfaction an irrevocable promise of payment by Banco Exterior in favor of Banco Continental de Panama, S.A. in the amount of NINE HUNDRED THOUSAND DOLLARS (US$900,000.00), which is legal tender of the United States of America, which shall remain valid at least until October thirtieth (30) of this year and which will be subject to the removal of mortgage and antichresis that encumber the real estate property mentioned in the first paragraph of this Clause in favor of Banco Continental de Panama, S.A., the removal of any other encumbrances or limitations to control of title that may encumber said real estate property and the subsequent registration of the respective mortgages and antichresis of these real estate properties in favor of Banco Exterior.

The remaining FIFTY THOUSAND DOLLARS (US$50,000), legal tender of the United States of America, shall be paid directly by BUYER to SELLER, once the mortgage and antichresis encumbrances over the Real Estate Properties mentioned in the first paragraph of this Clause in favor of Banco Continental de Panama, S.A. are removed; any other encumbrances or ownership limitations which may exist on said Real Estate Properties are removed, and the first mortgages and antichresis on the above mentioned Real Estate Properties are registered in favor of Banco Exterior.

The parties agree that, in the event the NINE HUNDRED THOUSAND DOLLARS (US$900,000.00), legal tender of the United States of America, mentioned in the fourth paragraph of this Clause, prove to be insufficient to cover credit obligations included in Clause Third of the present Contract, BUYER may order Banco Exterior to issue an irrevocable IOU in favor of Banco Continental de Panama, S.A. BUYER will deduct any balance which in fulfillment of this provision Banco Exterior pays Banco Continental de Panama, S.A. from the FIFTY THOUSAND DOLLARS (US$50,000.00) which BUYER must pay directly to SELLER.

TENTH: BUYER recognizes that THE COMPANY is the potential beneficiary of the acknowledgement of credit from the Colon Free Zone, for the costs incurred in developing infrastructure in this international trade area (streets, sidewalks, drainage, sanitation and rainwater systems, sewage and street lighting).

BUYER undertakes to pay Cohen and Attia Internaconal (sic) S.A. company the amount of TWENTY-NINE THOUSAND TWO HUNDRED DOLLARS (US$29,200), legal tender of the United States of America, after the Administration of the Colon Free Zone agrees to enter into a Lease-Back Agreement with THE COMPANY, after the Agreement enters into effect and after the benefit of the credit can be deducted from THE COMPANY's rental payment to the Colon Free Zone by virtue of the Lease Agreement for the Lot referred to in Clause Sixth of this Agreement, or by virtue of any other lease Agreement entered into in future by THE COMPANY and the Colon Free Zone.

The obligation to carry out all administrative steps to obtain the Lease-Back Agreement from the Administration of the Colon Free Zone pertains to SELLER, who shall act on behalf of THE COMPANY in this effort. Notwithstanding this, BUYER shall cooperate in every way to comply with this objective.

If for any reason not due to causes attributable to BUYER, the Administration of the Colon Free Zone fails to grant the Lease-Back Agreement to THE COMPANY, the latter may act against SELLER to recover the sums owing THE COMPANY by the Administration of the Colon Free Zone.

Immediately upon SELLER's payment to BUYER of the full amount mentioned in the preceding paragraph, it may initiate the claim or claims it deems advisable on behalf of THE COMPANY to obtain the Lease-Back Agreement from the Colon Free Zone.

ELEVENTH: SELLER delivers to BUYER and the latter acknowledges receipt to its satisfaction of the following documents:

a.       Public Writ No. 204 of January 15, 1993.
b.       Public Writ No. 843 of December 16, 1994.
c.       Public Writ No. 3872 of August 1, 1995.
d.       Stock Register of Centauro Internacional, S.A.
e.       Minute Book of Centauro Internacional, S.A.
f.       Lease Agreement for Lot No. 463, entered into with the Colon Free Zone.

TWELFTH:  SELLER states and warrants to BUYER, as follows:

1. That as evidenced in the Public Registry, Microfilm Section (Commercial), File 269150, Roll 37832, Image 0046, THE COMPANY has been duly registered.

2. That THE COMPANY has capital stock of ten (10) shares with a par value of ONE THOUSAND DOLLARS (US$1,000.00), legal tender of the United States of America, each.

3. That the whole of THE COMPANY's capital is composed of ten (10) certificates pertaining to one (1) share each, identified with numbers from one (1) to ten (10), which account for one hundred per cent (100%) of shares authorized, issued and outstanding, all of which belong to SELLER.

4. That THE SHARES have been duly issued and are the exclusive property of SELLER.

5. That SELLER may freely dispose of THE SHARES and that same are free of any encumbrance and charge.

6. That THE SHARES have not been issued in violation of the rights of other shareholders or third parties.

7. That no options of any kind exist or have been conferred by assignors, nor warranties, agreements, requirements, commitments or suits pending of any kind in which SELLER is involved, that may in any way have restricted the transfer of THE SHARES or which may in any way affect them. It likewise warrants that no obligations exist in THE COMPANY that are convertible into shares.

8. That the transfer of THE SHARES comprises the dividends earned and not distributed.

9. That no lawsuit or claim exists or is expected, nor any other manner of judicial or administrative action against THE COMPANY for events or omissions occurring prior to the signing of this Agreement.

10. THE COMPANY's accounting records and Financial Statements reflect the current economic situation of THE COMPANY.

11. That all information given by SELLER to BUYER in relation to THE COMPANY is true, correct, accurate and faithful.

THIRTEENTH: In the event that any of the statements or warranties contained in clauses First, Sixth, Seventh or Twelfth of this Agreement shall be found to be inaccurate, SELLER shall answer to BUYER, in line with the provisions which follow:

1. BUYER shall notify SELLER in writing of any fact it may learn of and as a result of which any statements or warranties made in the aforementioned clauses are or may be inaccurate, as well as any court or out-of-court claim formulated against THE COMPANY, which refers to the warranties or statements in question or is based on events or omissions occurring prior to the signing of this Agreement.

2. Within the fifteen (15) days following receipt of notice as described in the preceding clause, SELLER may determine whether the claim in question is valid or unfounded. If SELLER does not transmit to BUYER in writing and in a timely fashion, its opinion on the validity of a given claim, BUYER shall assume that same is valid and if it deems it advisable, shall pay and attempt to recover payment from SELLER.

3. Assuming that SELLER feels that the claim referred to in the preceding clause has no merits, SELLER shall notify THE COMPANY in writing so that it may refrain from paying the obligation in question. In this case, BUYER shall cause THE COMPANY to grant to SELLER or a person designated by the latter the necessary powers and attributes so that SELLER may, at its own expense and on behalf of its principal, put in a defense against the claim and assert the exceptions or arguments which it may consider appropriate.

4. SELLER shall compensate THE COMPANY for any damages caused to it by virtue of inaccuracy in the statements or warranties mentioned in this clause, as well as for judicial or out-of-court claims made against THE COMPANY, based on such statements or warranties, and those based on events or omissions occurring prior to the signing of this Agreement.

FOURTEENTH: Each party shall cover its lawyers' fees. Notarial and other costs incurred in order to formalize the Agreement shall be for the account of BUYER.

FIFTEENTH: The parties agree that any differences or disputes that may arise between them in relation to compliance, application, interpretation or termination of this Agreement shall be resolved by means of arbitration according to the rules set out in the Judicial Code of the Republic of Panama.

SIXTEENTH: Any notice given by one party to the other in relation to this Agreement shall be given in writing to the following addresses:

TO BUYER: Apartado Postal 3247, Zona Libre de Colon, Republica de Panama.
Telephone: 441-6566. Telefax: 441-1860.

TO SELLER: Apartado Postal 4060, Zona Libre de Colon, Republica de Panama.
Telephone: 445-3100. Telefax: 441-4238.

IN WITNESS OF FULL AGREEMENT WITH ALL OF THE ABOVE, both parties sign this agreement in two identical copies, in Panama City, on the second (2) day of the month of September, nineteen hundred and ninety-seven (1997).

SELLER                                               BUYER
(signed)                                             (signed)
VICTOR ATTIA CATTAN                                  EZCONY TRADING CORPORATION
Identity Card 3-40-152.                              Daniel Homsany Gateno
                                                     Identity Card 8-255-185

NOEMI MORENO ALBA, Notary Public, Tenth Circuit, Panama, Identity Card 7-37-78,

DOES HEREBY CERTIFY: that the signatures of VICTOR ATTIA CATTAN and DANIEL HOMSANY GATENO have been recognized as their own by the parties signing this document; consequently, they are genuine signatures.
Panama, September 3, 1997.
(There are two illegible signatures described as): Witness, Witness. (signed, illegible) NOEMI MORENO ALBA, Tenth Notary Public.

                                                                    2308-97/1182

                          SHARE PURCHASE- SALE CONTRACT

         By and between the undersigned VICTOR ATTIA CATTAN, a male businessman of legal age, a resident of this city, Panamanian, bearer of personal identification card No. 3-40-152, acting in his own name and representation, who shall hereinafter be referred to as SELLER, party of the first part; and DANIEL HOMSANY GATENO, male Panamanian of legal age, a businessman, a resident of this city and bearer of personal identification card No. 8-255-185, acting on behalf and in representation of EZCONY TRADING CORPORATION, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 093213, Roll 9061, Image 0025 of the Mercantile Microfilm Section of the Public Registry, authorized for this act, as evidenced in the minutes of the competent corporate body of said company, who shall hereinafter be referred to as BUYER, party of the second part, it has been agreed to enter into a Share Purchase-Sale Contract, which shall be governed by the following:

                                    CLAUSES:

FIRST:  SELLER states and warrants to BUYER:

1. That he is the sole and legitimate owner of TEN (10) common shares with a par value of ONE THOUSAND DOLLARS (US$1,000) each, which comprise the entire capital stock of Ocean Pavillion Corp., S.A. (hereinafter THE COMPANY).

2. That the shares referred to in item one (1) above are fully paid-in and issued and that there is no encumbrance or charge over them.

3. That SELLER has free availability of the shares and there is no legal, conventional, statutory, judicial or other restriction affecting the free disposal of same.

4. That at this date there is no lawsuit, legal proceeding or trial against THE COMPANY which has been duly notified to it, initiated by third parties or any other public officials or entities, that could in any way adversely affect the business affairs, assets or financial position of THE COMPANY and that, to the best of its knowledge, there is moreover no threat of possible lawsuits or claims against it by third parties.

SECOND: SELLER hereby undertakes to sell and transfer to BUYER one hundred per cent (100%) of THE COMPANY'S shares, represented by ten Share Certificates from number one (1) to number ten (10), containing one share each, with a par value of one thousand dollars (US$1,000) each (hereinafter THE SHARES).

Transfer of THE SHARES shall be effected once SELLER complies with the conditions contained in Clause Ninth of this Agreement and within the period therein stipulated, and BUYER complies with its obligations and with payment of THE SHARES, pursuant to the same Clause Ninth. Once this Clause has been complied with, SELLER shall deliver to BUYER the respective, duly endorsed share certificates.

Likewise, the parties agree that transfer of THE SHARES shall be done with no reservations and will include any rights SELLER may have over the capital of THE COMPANY, with no reservations or limitations whatsoever.

THIRD: SELLER states that Centauro Internacional, S.A., a company duly incorporated pursuant to the laws of the Republic of Panama and registered in File 269150, Roll 37832 and Image 0046, is the holder of credit obligations originally established in favor of Banco Continental de Panama, S.A. by the company, ALMACENADORA LAFA, S.A., through Public Writ No. 1770 of April 10, 1995, and which were later assigned to Centauro Internacional, S.A. through Public Writ No. 3872 of August 1, 1995.

FOURTH: SELLER states that THE COMPANY is the owner of Real Estate Property No. 12452, registered on Roll 16873, Entry 1, Document 2, of the Property Section, Colon Province and that at the date of signing this agreement, said real estate is encumbered by mortgage and antichresis in favor of Banco Continental de Panama, S.A., for the amount of one million two hundred and fifty thousand dollars (US$1,250,000.00), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations mentioned in Clause Third.

FIFTH: SELLER states that Bridgeocean Inc., S.A. company owns Real Estate Property No. 12460, registered on Roll 16890, Entry 1, Document 4; that Distribuidora Versalles, S.A. company owns Real Estate Property 12449, registered on Roll 16873, Entry 1, Document 1 and that Centauro Internacional, S.A. company owns Real Estate Property 12459, registered on Roll 16890, Entry 1, Document 3, all in the Property Section of Colon Province.

Likewise, SELLER states that all real estate mentioned in this Clause are encumbered with mortgage and antichresis in favor of Banco Continental de Panama, S.A. for the amount of one million two hundred and fifty thousand dollars (US$1,250,000), which is legal tender of the United States of America; such encumbrances are collateral for the credit obligations contained in Clause Third.

SIXTH: SELLER states that, on July 20, 1994, THE COMPANY entered into a Lease Agreement for Lot No. 464 with the Colon Free Zone and BUYER hereby accepts transfer of all rights and obligations contained in said Agreement.

SEVENTH: SELLER states that except for the provisions of clauses Fourth and Sixth of this Agreement, THE COMPANY shall be free of all liabilities pending payment. The parties also state that any liabilities or obligations THE COMPANY may have arising from events or omissions prior to the signing of this Agreement shall be assumed by SELLER.

EIGHTH: BUYER shall receive the duly endorsed Share Certificates referred to in Clause Second of this Agreement for the overall price of TWO HUNDRED THOUSAND DOLLARS (US$200,000), legal tender of the United States of America, at the rate of TWENTY THOUSAND DOLLARS (US$20,000), legal tender of the United States of America, per share, after the conditions set out in Clause Ninth are complied with.

NINTH: BUYER shall be under the obligation to pay SELLER the sum stated in the preceding Clause, once the mortgage and antichresis are removed from Farm 12459, registered in Roll 16890, Entry 1, Document 3, property of Centauro Internacional, S.A.; once the mortgage and antichresis are removed from Real Estate Property 12449, registered in Roll 16873, Entry 1, Document 1, property of Distribuidora Versailles, S.A.; once the mortgage and antichresis are removed from Real Estate Property 12460, registered in Roll 16890, Entry 1, Document 4, property of Bridgeocean Inc., S.A. company; once the mortgage and antichresis are removed from Real Estate Property 12452, registered in Roll 16873, Entry 1, Document 2, property of THE COMPANY, all from the Property Section of Colon Province; once any other encumbrances or limitations to control of title are removed over said real estate, all of which are obligations for the account of SELLER, and once the first mortgage and antichresis on the aforementioned Real Estate are registered by BUYER in favor of Banco Exterior, by virtue of the mortgage loan which this banking institution shall grant to BUYER. The necessary steps and registration of this latter loan are part of the obligations of BUYER.

BUYER shall have until September thirtieth (30), 1997, to comply with its obligations according to this Clause. Thirty (30) days after the date on which SELLER fulfilled its commitments, the obligations provided in this Clause for BUYER shall become enforceable.

Upon signing this Agreement, BUYER delivers to SELLER and the latter acknowledges receipt to its full satisfaction an irrevocable promise of payment by Banco Exterior in favor of SELLER in the amount of ONE HUNDRED AND FIFTY THOUSAND DOLLARS (US$150,000), which is legal tender of the United States of America, which shall remain valid at least until October thirtieth (30) of this year and which will be subject to the removal of mortgage and antichresis that encumber the real estate property mentioned in the first paragraph of this Clause in favor of Banco Continental de Panama, S.A., the removal of any other encumbrances or limitations to control of title that may encumber said real estate property and the subsequent registration of the respective mortgages and antichresis of these real estate properties in favor of Banco Exterior.

The remaining FIFTY THOUSAND DOLLARS (US$50,000), legal tender of the United States of America, shall be paid directly by BUYER to SELLER, once the conditions of the preceding paragraph have been met.

TENTH: BUYER recognizes that THE COMPANY is the potential beneficiary of the acknowledgement of credit from the Colon Free Zone, for the costs incurred in developing infrastructure in this international trade area (streets, sidewalks, drainage, sanitation and rainwater systems, sewage and street lighting).

BUYER undertakes to pay Cohen and Attia Internaconal (sic) S.A. company the amount of TWENTY-NINE THOUSAND TWO HUNDRED DOLLARS (US$29,200), legal tender of the United States of America, after the Administration of the Colon Free Zone agrees to enter into a Lease-Back Agreement with THE COMPANY, after the Agreement enters into effect and after the benefit of the credit can be deducted from THE COMPANY's rental payment to the Colon Free Zone by virtue of the Lease Agreement for the Lot referred to in Clause Sixth of this Agreement, or by virtue of any other lease Agreement entered into in future by THE COMPANY and the Colon Free Zone.

The obligation to carry out all administrative steps to obtain the Lease-Back Agreement from the Administration of the Colon Free Zone pertains to SELLER, who shall act on behalf of THE COMPANY in this effort. Notwithstanding this, BUYER shall cooperate in every way to comply with this objective.

If for any reason not due to causes attributable to BUYER, the Administration of the Colon Free Zone fails to grant the Lease-Back Agreement to THE COMPANY, the latter may act against SELLER to recover the sums owing THE COMPANY by the Administration of the Colon Free Zone.

Immediately upon SELLER's payment to BUYER of the full amount mentioned in the preceding paragraph, it may initiate the claim or claims it deems advisable on behalf of THE COMPANY to obtain the Lease-Back Agreement from the Colon Free Zone.

ELEVENTH: SELLER delivers to BUYER and the latter acknowledges receipt to its satisfaction of the following documents:

a.       Public Writ No. 208 of January 15, 1993.
b.       Public Writ No. 25 of January 11, 1996.
c.       Public Writ No. 852 of December 20, 1994.
d.       Stock Register of Ocean Pavillion Corp., S.A.
e.       Minute Book of Ocean Pavillion Corp., S.A.
f.       Lease Agreement for Lot No. 464, entered into with the Colon Free Zone.

TWELFTH:  SELLER states and warrants to BUYER, as follows:

1. That as evidenced in the Public Registry, Microfilm Section (Commercial), File 269151, Roll 37832, Image 0054, THE COMPANY has been duly registered.

2. That THE COMPANY has capital stock of ten (10) shares with a par value of ONE THOUSAND DOLLARS (US$1,000), legal tender of the United States of America, each.



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3.       That the whole of THE COMPANY's capital is composed of ten (10)
         certificates pertaining to one (1) share each, identified with numbers from one (1) to ten (10), which account for one hundred per cent (100%) of shares authorized, issued and outstanding, all of which belong to SELLER.

4. That THE SHARES have been duly issued and are the exclusive property of SELLER.

5. That SELLER may freely dispose of THE SHARES and that same are free of any encumbrance and charge.

6. That THE SHARES have not been issued in violation of the rights of other shareholders or third parties.

7. That no options of any kind exist or have been conferred by assignors, nor warranties, agreements, requirements, commitments or suits pending of any kind in which SELLER is involved, that may in any way have restricted the transfer of THE SHARES or which may in any way affect them. It likewise warrants that no obligations exist in THE COMPANY that are convertible into shares.

8. That the transfer of THE SHARES comprises the dividends earned and not distributed.

9. That no lawsuit or claim exists or is expected, nor any other manner of judicial or administrative action against THE COMPANY for events or omissions occurring prior to the signing of this Agreement.

10. THE COMPANY's accounting records and Financial Statements reflect the current economic situation of THE COMPANY.


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11.      That all information given by SELLER to BUYER in relation to THE
         COMPANY is true, correct, accurate and faithful.

THIRTEENTH: In the event that any of the statements or warranties contained in clauses First, Sixth, Seventh or Twelfth of this Agreement shall be found to be inaccurate, SELLER shall answer to BUYER, in line with the provisions which follow:

1. BUYER shall notify SELLER in writing of any fact it may learn of and as a result of which any statements or warranties made in the aforementioned clauses are or may be inaccurate, as well as any court or out-of-court claim formulated against THE COMPANY, which refers to the warranties or statements in question or is based on events or omissions occurring prior to the signing of this Agreement.

2. Within the fifteen (15) days following receipt of notice as described in the preceding clause, SELLER may determine whether the claim in question is valid or unfounded. If SELLER does not transmit to BUYER in writing and in a timely fashion, its opinion on the validity of a given claim, BUYER shall assume that same is valid and if it deems it advisable, shall pay and attempt to recover payment from SELLER.

3. Assuming that SELLER feels that the claim referred to in the preceding clause has no merits, SELLER shall notify THE COMPANY in writing so that it may refrain from paying the obligation in question. In this case, BUYER shall cause THE COMPANY to grant to SELLER or a person designated by the latter the necessary powers and attributes so that SELLER may, at its own expense and on behalf of its principal, put in a defense against the claim and assert the exceptions or arguments which it may consider appropriate.

4. SELLER shall compensate THE COMPANY for any damages caused to it by virtue of inaccuracy in the statements or warranties mentioned in this clause, as

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         well as for judicial or out-of-court claims made against THE COMPANY, based on such statements or warranties, and those based on events or omissions occurring prior to the signing of this Agreement.

FOURTEENTH: Each party shall cover its lawyers' fees. Notarial and other costs incurred in order to formalize the Agreement shall be for the account of BUYER.

FIFTEENTH: The parties agree that any differences or disputes that may arise between them in relation to compliance, application, interpretation or termination of this Agreement shall be resolved by means of arbitration according to the rules set out in the Judicial Code of the Republic of Panama.

SIXTEENTH: Any notice given by one party to the other in relation to this Agreement shall be given in writing to the following addresses:

TO BUYER: Apartado Postal 3247, Zona Libre de Colon, Republica de Panama.
Telephone: 441-6566. Telefax: 441-1860.

TO SELLER: Apartado Postal 4060, Zona Libre de Colon, Republica de Panama.
Telephone: 445-3100. Telefax: 441-4238.

IN WITNESS OF FULL AGREEMENT WITH ALL OF THE ABOVE, both parties sign this agreement in two identical copies, in Panama City, on the second (2) day of the month of September, nineteen hundred and ninety-seven (1997).

SELLER                                               BUYER
(signed)                                             (signed)
VICTOR ATTIA CATTAN                                  EZCONY TRADING CORPORATION
Identity Card 3-40-152.                              Daniel Homsany Gateno
                                                     Identity Card 8-255-185

NOEMI MORENO ALBA, Notary Public, Tenth Circuit, Panama, Identity Card 7-37-78, DOES HEREBY CERTIFY: that the signatures of VICTOR ATTIA CATTAN and DANIEL HOMSANY GATENO have been recognized as their own by the parties signing this document; consequently, they are genuine signatures.
Panama, September 3, 1997.
(There are two illegible signatures described as): Witness, Witness.
(signed, illegible) NOEMI MORENO ALBA, Tenth Notary Public.